SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-TEJAS GAS CORP DEL

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                12/22/97           40,000            61.3000
               THE GABELLI SMALL CAP GROWTH FUND
                                12/22/97           20,000            61.3000
                                12/17/97            8,000            61.1125
               THE GABELLI EQUITY INCOME FUND
                                12/22/97           15,000            61.3000
               THE GABELLI ASSET FUND
                                12/17/97           61,600-           61.0155
                                12/17/97              400            61.0500
                                12/17/97           61,600            61.0480
                                12/16/97           11,600            61.0500
                                12/10/97           61,600            61.0155
               THE GABELLI ABC FUND
                                12/22/97           10,000            61.3000
          GAMCO INVESTORS, INC.
                                12/19/97           10,000            61.1250
                                12/09/97           22,000            60.9097
          GAMCO INVESTORS, INC.
                                12/22/97           36,000            61.2483
                                12/19/97           39,600            61.1250
                                12/18/97           11,900            61.1145
                                12/11/97            2,000-           60.8750
                                12/11/97           10,643            60.8750
                                12/09/97            5,000            60.9097









          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

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